SUPPLEMENT DATED NOVEMBER 24, 2020

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

DATED AUGUST 1, 2020

This supplement revises the Pacific Funds Summary Prospectus for Pacific Funds Optimization Growth dated August 1, 2020 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Portfolio Turnover section, the third sentence is deleted and replaced with the following:

An Underlying Fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a greater number of securities being bought or sold, may indicate higher transaction costs and may result in higher taxes to Fund shareholders who hold Fund shares in a taxable account.

In the Principal Risks from Holdings in Underlying Funds subsection, Convertible Securities Risk and Inflation-Index Debt Securities Risk are deleted.

In the Principal Risks subsection, the last two sentences of Sector Risk are deleted.